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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 19, 2005

                            Rim Semiconductor Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                       0-21875                    95-4545704
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


305 NE 102nd Ave., Suite 105, Portland,                            97220
               Oregon
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (503) 257-6700

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 19, 2005, Rim Semiconductor Company (the "Company") entered into a letter agreement with Zaiq Technologies, Inc. ("Zaiq"), pursuant to which the Company agreed to repurchase from Zaiq for total consideration of $200,000 the following Zaiq assets: (i) 5,180,474 shares (the "Shares") of the Company's common stock held of record by Zaiq, and (ii) a promissory note (the "Note") issued by the Company and held by Zaiq with a principal balance due of $1,201,887.

The Company had the right under the letter agreement to assign any or all of its purchase commitment, and assigned its right to purchase 4,680,620 of the Shares to Double U Master Fund, LP ("Double U"), an unaffiliated third party that has been a prior investor in the Company. Double U purchased $225,000 of the debentures issued by the Company in May 2005. See the Company's Registration Statement on Form SB-2/A (Reg. No. 333-12648) and the Prospectus filed by the Company dated August 1, 2005 for a description of the debentures and the Company's agreements with the holders thereof. Except to the extent described herein and therein, there is no material relationship between Double U, on the one hand, and the Company or any of its affiliates, on the other hand.

On December 20, 2005, the Company paid Zaiq an aggregate of $129,789.35 to purchase the Note and 499,854 Shares. The Shares purchased by the Company have been canceled and the Note has been delivered to the Company marked "Paid in Full." Following the closing of this transaction, the Company's previous debt to Zaiq under the Note ($1,201,887 in remaining principal amount) has been cancelled.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As discussed above in Item 1.01, the Note with Zaiq has been retired as a result of the transactions described therein. The Company is not subject to any prepayment or other penalties for early termination of its obligations under the Note.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Rim Semiconductor Company

DECEMBER 23, 2005               BY: /S/ BRAD KETCH
                                    --------------------------------------------
                                    NAME: BRAD KETCH
                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                    (PRINCIPAL EXECUTIVE OFFICER)